UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023
Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

As previously announced on January 5, 2022, Bionano Genomics, Inc. (the “Company”), expects to report full year 2022 total revenue in the range of $27.7 million and $28.0 million. On February 2, 2023, in connection with its previously announced Strategy Day, the Company disclosed the anticipated breakdown and geographic concentration of this total revenue, as follows:
•
The breakdown of full year 2022 revenue is expected to be approximately: 57% revenue generated through sales of systems and consumables; 21% revenue generated through licensing of software for the analysis, interpretation and reporting of genomic data, including the Company’s NxClinicalTM software; and 22% generated from revenue from the sale of diagnostic testing services, services performed related to customer sample evaluations, software-as-a-service for the analysis, interpretation and reporting of genomic data, as well as warranty and other service-based revenue, including support, repair and maintenance services.

•
Full year 2022 revenue by geographic region (based on the customer’s billing address) on a disaggregated basis is expected to be approximately 50% Americas (North America and South America), 17% Asia Pacific (China, Japan, South Korea, Singapore, India and Australia), and 33% EMEA (Europe, the Middle East and Africa).

These expected results are preliminary and unaudited, are based on the Company’s initial review of its results for the year ended December 31, 2022 and are subject to revision based upon the Company’s year-end closing procedures and the completion and external audit of its year-end financial statements. Actual results may differ from these preliminary unaudited results as a result of the completion of year-end closing procedures, final adjustments and other developments arising between now and the time that the Company’s financial results are finalized, and such changes could be material. In addition, these preliminary unaudited results are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2022, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of the Company’s results for any future period.

Item 8.01.	Other Events.

On February 2, 2023, in connection with its previously announced Strategy Day, the Company provided the following updated information related to its estimated total addressable market. The Company’s target markets include an estimated 10,000 labs and 1,400 therapeutics companies. The Company expects optical genome mapping (“OGM”) adoption primarily in cytogenomics and discovery research and believes cell bioprocessing quality control could be an additional market opportunity. The Company estimates that there are 10,000 cytogenetic and discovery research labs on a worldwide basis that analyze up to 10 million samples annually and when taken together with the cell bioprocessing quality control opportunity, the Company estimates a total potential market opportunity of up to $10 billion annually. Within that total potential market opportunity, the Company estimates the potential future market opportunity with cell bioprocessing quality control to represent a $3 billion of opportunity for OGM annually.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including, but not limited to, statements regarding the Company’s preliminary expected full year 2022 revenue, including the breakdown and geographical concentration of such revenue; the size of the Company’s target markets and specific markets driving OGM adoption; and the Company’s estimates and supporting assumptions regarding its estimated total addressable market. Words such as “anticipate,” “expect,” “preliminary,” “opportunity,” “estimate,” “approximate,” “believe,” “potential,” “future” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Forward-looking statements are based on the Company’s current expectations and what the Company believes to be reasonable assumptions based on information currently available to it, and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from these forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks and uncertainties associated with market conditions and geopolitical and macroeconomic developments, including the Ukraine-Russia conflict and the COVID-19 pandemic; completion of Company’s year-end closing procedures and the completion and external audit of its year-end financial statements; the timing and amount of revenue the Company is able to recognize in a given fiscal period; changes in market data, customer demand, product pricing and other factors impacting the Company’s ability to generate revenue; changes in the competitive landscape and the introduction of competitive technologies or improvements to existing technologies; changes in the Company’s strategic and commercial plans; the Company’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; and the ability of target customers to obtain funding to support adoption or continued use of the Company’s technologies. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. These forward-looking statements represent the Company’s judgment as of the filing date hereof. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2023	Bionano Genomics, Inc.

	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)